EXHIBIT 10.18

HEMOBIOTECH

TEXAS TECH - HEMOBIOTECH JOINT BLOOD SUBSTITUTE

PHASE IV:

HEMOTECH(TM) FDA IND/PHASE I CLINICAL TRIAL REQUIREMENT IMPLEMENTATION

JANUARY 2007 - OPEN ENDED

PROJECT TITLE:	Texas Tech-HemoBioTech Joint Blood Substitute Project. Phase IV: HemoTech™ FDA IND/Phase I Clinical Trial Requirement Implementation

PROJECT DIRECTOR (at HemoBioTech, Inc.):

Arthur P. Bollon, Ph.D.
Chairman, President & CEO
HemoBioTech, Inc.
14221 Dallas Parkway Suite 1400
Dallas, TX 75254
Tel: 214-540-8411; Fax: 214-540-8416
e-mail: arthurb@flash.net
http://www.hemobiotech.com

PROJECT PRINCIPAL INVESTIGATOR (at TTUHSC):

Jan Simoni, DVM, PhD
Co-Inventor of HemoTech™
Associate Research Professor of Surgery and Internal Medicine
Texas Tech University Health Sciences Center
School of Medicine
3601 4th Street, Office 3A119A
Lubbock, TX 79430-8312
Tel: 806-743-2460 x 246; Fax: 806-743-2113
e-mail: jan.simoni@ttuhsc.edu

DATES OF THE PROPOSED PERIOD:
January 1, 2007 - open ended

TOTAL DIRECT COSTS REQUESTED FOR THE PROJECT: Initial down payment of $779,647.36

The first installment of $779,647.36 will initiate Phase IV of the SRA Project. The residual funds from Phase III of the SRA Project will be added to the Phase IV budget and assigned to specific object codes accordingly. The exact cost of Phase IV will be determined during its realization. The budget will be adjusted as necessary and will represent the dollar amount needed to accommodate the costs of HemoTech’s FDA IND/Phase I Clinical Trial requirement implementation program. Since, as of December 2006, the Texas Tech SRA Team and HemoBioTech, Inc. are unaware of any future FDA recommendations/ requirements, besides those assigned to date, it is difficult to predict the total cost of Phase IV of the Project. This includes, but is not limited to, the total costs of any consumables, equipment, services, travel, labor compensation, related overhead and any other relevant expenses needed for satisfactory completion of Phase IV.

PERFORMANCE SITES:
Department of Surgery, Division of Blood Substitutes
Department of Surgery
Texas Tech University Health Sciences Center
3601 4th Street, 3A119A, 3A131, 3A134, 3A135 & 3A136
Lubbock, TX 79430, and
Texas Tech New Deal Farm
East of New Deal, TX 79405

APPLICANT ORGANIZATION:
Texas Tech University Health Sciences Center Lubbock, TX 79430

TYPE OF ORGANIZATION:	State

ORGANIZATIONAL COMPONENT TO RECEIVE CREDIT FOR GRANT:
School of Medicine

OFFICIAL SIGNING FOR APPLICANT ORGANIZATION:

Barbara C. Pence, PhD, Assoc. Dean/Assoc. VP
Office of Research and Graduate School
Texas Tech University Health Sciences Center
3601 4th Street, BA 112
Lubbock, TX 79430-6206
Tel: 806-743-2556; Fax: 806-742-2656
Email: Barbara.Pence@ttuhsc.edu
Signature:     Date:

OFFICIAL IN BUSINESS OFFICE TO BE NOTIFIED ABOUT THIS FUNDING:
June Howard, Director Office of Sponsored Program, TTUHSC 3601 4th Street, Office 2B107 Lubbock, TX 79430-6271 Tel: 806-743-2960; Fax: 806-743-2656 Signature: Date:

PRINCIPAL INVESTIGATOR SIGNATURE: Date:

1. Project Description:

Phase IV of the SRA Project proposed project is a continuation of the joint endeavor between Texas Tech University Health Sciences Center (TTUHSC) and HemoBioTech, Inc. with its main goal to commercially develop HemoTech™, the Texas Tech invented blood substitute. Phase IV will officially start on January 1, 2007. Due to uncertainties related to constantly changing FDA regulations in the field of blood substitutes, Phase IV of the SRA project has not been assigned with an ending date. This project is legally regulated by the Sponsored Research Agreement (SRA) and the License Agreement between Texas Tech University Health Sciences Center (a licensor) and HemoBioTech, Inc (a licensee), signed into effect in 2002.

Since 2002, the SRA Project has had the first 3 (three) Phases completed.

Phase I (2002-04) of the project included:

•	creation of a company structure;
•	development of the business plan; and
•	intellectual/scientific/technical support during the process of searching for an initial venture capital.

Phase II of the Project, which was completes in 2005 by the Texas Tech SRA Team led by Dr. Simoni, consisted of:

•	completion and submission to the U.S. Patent and Trademark Office of a new patent on the method for stimulating erythropoiesis with HemoTech™ (Project I),
•	transfer of the CMC, pre-clinical and clinical research data into digital pdf format (Project II),
•	analysis and summarization of the CMC, pre-clinical and clinical research data for IND application (Project III),
•	renovation and sanitation of the Texas Tech Blood Substitute Production Facility (Project IV), and
•	establishment of the animal blood donor facility (Project V).

Phase III of the Project that was accomplished in 2006 was focused on:

•	continuation of the necessary activities associated with maintaining the animal blood donor facility in cooperation with the Department of Animal Sciences at TTU (Project I),
•	participation in the IND process that included (Project II):

1.	Scientific and technical interaction with and support of CRO groups, which will represent HemoBioTech, Inc. at the FDA level.
2.	Preparation for additional [*] studies with HemoTech™ [*] by the FDA.
3.	Conducting additional [*] studies with HemoTech™ [*] by the FDA.
4.	Conducting of more studies on the interaction of HemoTech™ with automated analytical clinical tests, recommended by the FDA.
5.	Expanding the intellectual property base for HemoTech™.
6.	Any other activities requested by CRO groups, the FDA, or other involved parties.

•	Preparation for manufacturing of [*] HemoTech™ (Project III) that included Creation and partial implementation of the [*] for the SRA Team. [*].

•	additional R&D on HemoTech™ (Project IV and Project V) described in detail in the ongoing monthly progress reports, submitted by Dr. Simoni, P.I., to HemoBioTech, Inc.

Each project in Phase I, II and III was done at Texas Tech University using the Texas Tech intellectual and technical resources. Phases II and III were paid for by HemoBioTech, Inc. in the amount of $517,505 (Phase II 230,503 and Phase III 286,999). HemoBioTech, Inc. provided no financial assistance for Phase I of the Project. Any residual funds from Phase III will be automatically transferred to the budget of Phase IV and assigned to specific object codes accordingly.

* Blank spaces contained confidential information that has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

On December 14, 2006, the TTUHSC SRA Team was asked to continue their scientific, intellectual and technical assistance to the licensee, HemoBioTech, Inc. Dr. Arthur P. Bollon, Chairman, President & CEO of HemoBioTech, Inc., expressed interest in obtaining from the SRA Team, services to accomplish the below listed Projects:

Phase IV will include:

PROJECT NO. 1. CONTINUATION OF MAINTENANCE OF THE ANIMAL BLOOD DONOR FACILITY IN COLLABORATION WITH THE DEPARTMENT OF ANIMAL SCIENCE AT TEXAS TECH UNIVERSITY.

This facility, which is housing [*] cows, was established in March 2005, is located at TTU Farm in [*] and supervised by Dr. Simoni. The detailed maintenance budget for the period January 1, 2007 - December 31, 2007 is presented as Attachment 1.

The maintenance budget for the period of January 1, 2008 - December 31, 2008, and beyond if necessary, will be presented at the end of 2007.

PROJECT NO. 2. IMPLEMENTATION OF THE IND PROCESS THAT WILL INCLUDE BUT NOT BE LIMITED TO:

1.	Scientific and technical interaction with and support of [*], our regulatory organization that represents HemoBioTech, Inc. at the FDA level.
2.	Finalizing and implementation of the CMC Master Plan (Attachment 2 is submitted at the end of this document).
3.	Conducting [*] studies with HemoTech™ [*]. The type and number of experiments to be conducted at Texas Tech University Health Sciences Center will be determined following consultation with the FDA.
4.	Scientific and technical consulting support to [*] during performance of the [*] studies. [*]
5.	Continuation of [*] studies with HemoTech™, [*]. [*].
6.	Continuation of studies on the interaction of HemoTech™ [*].
7.	Any other activities requested by CRO groups, the FDA, or other involved parties.
8.	Expanding the intellectual property base for HemoTech™.

These activities that were initiated in 2006, should take place in the first half of 2007. The time for completion of particular tasks can vary and can be more precisely determined after receiving the FDA clearance for submitted or planned protocols. The implementation of these tasks will depend on the availability of adequate funds. As of December 2006, it is impossible to predict the exact cost of these activities, due to uncertainties surrounding future FDA recommendations and decisions. This also can apply to the timeline for completion of tasks.

PROJECT NO. 3. MANUFACTURING OF HEMOTECH™.

[*].

The animal blood donors and the HemoTech™ production facility are generally ready to be used for this activity. The patented HemoTech™ manufacturing technology, developed at TTUHSC, will be implemented in this process. HemoTech™ manufacturing process will be similar to that described in the CMC documents and will include (see Attachment 3):

• [*]
• [*]
• [*]

* Blank spaces contained confidential information that has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                • [*]
• [*]
• [*]
• [*]
• [*]
• [*]

[*]. The FDA decisions will dictate future activities and their associated costs. The exact cost of Project 3 will depend on the FDA recommended size and number of the HemoTech™ [*].

If, for instance, the FDA will recommend [*] larger than [*] liters, the SRA Team should be furnished with the necessary funds to scale up the manufacturing process. The scale-up process will require purchasing of the necessary production equipment and probably expansion of the production facility within the TTUHSC building.

The volume and number of HemoTech™ [*] for [*] is presently unknown and can only be determined after receiving the FDA clearance of the [*] that are now under construction and in need of FDA approval.

The volume and number of HemoTech™ [*] will depend on the scope of the clinical applications and number of patients selected for HemoTech™ in Phase I and Phase IIA of the clinical trials.

The CMC Master Plan that is under construction will determine the organizational structure of the HemoTech™ production team. As of December 2006, HemoBioTech, Inc. is reimbursing only [*] hours per week for P.I. J. Simoni, [*] hours per week for Sr. Res. Assoc. J.F. Moeller, and [*] hours per week for Med. Res. Assist. G. Simoni. It is possible that in order to avoid any interruption throughout the project a different percentage of time could be assigned to current SRA Team members, on a case-by-case basis, at any time during the Project. The initial budget for 2007 will reserve [*] and [*] a certain amount of money (see Attachment 5) to accommodate emerging personnel needs for this growing project, especially in the area of reorganizing of the current SRA Team structure and wages for employees that are planned to be hired for this project. However, the exact amount of money that will be needed to fully accommodate the project personnel needs is unknown at the present time.

Our 22 years plus experience in the manufacturing of blood substitutes teaches us that its production requires a 24/7 commitment. Therefore, the successful completion of this task will depend on the ability of HemoBioTech, Inc. to provide the necessary funds to adequately compensate the current SRA Team Members and possible new hires, particularly during the manufacturing of HemoTech™.

[*].

[*].

Taken together, the personnel requirements for Phase IV, particularly manufacturing of HemoTech™ can increase. Therefore, if necessary, the SRA Team should have access to additional funds for hiring of new employees to accommodate the anticipated expansion as presented to HemoBioTech’s Executives in 2003 (Attachment 4). The CMC Master Plan that is under construction will deal in more detail with this subject.

The exact costs of Project 3 will be known later.

* Blank spaces contained confidential information that has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PROJECT NO. 4. ADDITIONAL R&D ON HEMOTECH™.

Legal protection for HemoTech™ will be continued. After successful completion of the patent application for HemoTech's™ related [*] property, which according to the patent lawyers, will provide HemoTech™ with another [*] years of protection, the SRA Team is in the process of patenting of other aspects of HemoTech’s manufacturing and therapeutics. Project IV will include the completion of provisional and full patent applications for [*]. This patent [*] is exclusively assigned to Texas Tech University Health Sciences Center and will be available to HemoBioTech under provisions described in the Licensing Agreement. The details are described in [*]. Project 4 could also contain currently unknown intellectual, scientific, technical, managerial and manufacturing activities, which will result from conducting Phase IV and the FDA recommendations.

The SRA Team is planning to present certain aspects of HemoTech™ [*] and [*] during the [*] and various national meetings related to the blood substitute field.

Technical and managerial resources. Texas Tech University Health Sciences Center with twenty years plus of experience in the blood substitute field has all intellectual and almost all technical resources to successfully complete Phase IV of the Project. If scale-up will be recommended, new production equipment, facility expansion and hiring of new personnel must be funded.
.
Funding requests. The total funds requested for Phase IV of the Project cannot be determined at the present time. The down payment of $779,647.36 will initiate Phase IV of the SRA Project. The residual fund from Phase III of the SRA Project will be added to the Phase IV budget and assigned to specific object codes accordingly. The exact cost of Phase IV will be determined during its realization. The budget will be adjusted as necessary and will represent the dollar amount needed to accommodate the costs of HemoTech’s FDA IND/Phase I Clinical Trial requirement implementation program. Since, as of December 2006, the Texas Tech SRA Team and HemoBioTech, Inc. are unaware of any future FDA recommendations/requirements, besides  those assigned to date, it is difficult to predict the total cost of Phase IV of the Project. This includes, but is not limited to, the total costs of any consumables, equipment, services, travel, labor compensation, related overhead and any other relevant expenses needed for satisfactory completion of Phase IV.

The budget for Phase IV of the Project includes 25% overhead as mandated by the Sponsored Research Agreement. This 25% overhead will cover use of the TTUHSC facilities during the funding period. (Attachment 5)

* Blank spaces contained confidential information that has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Submitted by:

Jan Simoni, DVM, PhD
Associate Research Professor of Surgery and Internal Medicine
P.I. of Sponsored Research Agreement
TTUHSC, School of Medicine
Lubbock, TX 79430

Signature:        Date:

Approved by:

Barbara C. Pence, Ph.D.
Associate Vice President for Research and
Associate Dean for Research and the Graduate School
Office of Research and the Graduate School, TTUHSC, Lubbock, TX 79430

Signature:        Date:

Ms. June Howard
Director, Office of Sponsored Programs
TTUHSC, Lubbock, TX 79430

Signature:        Date:

Susanne Moore, RN, JD
Director, Office of Technology Transfer and Intellectual Properties
TTU & TTUHSC, Lubbock, TX 79414

Signature:        Date:

Approved by (HemoBioTech, Inc.):

Arthur P. Bollon, Ph.D.
Chairman, President & CEO
HemoBioTech, Inc.
14221 Dallas Parkway Suite 1400
Dallas, TX 75254
Tel: 214-540-8411
e-mail: arthurb@flash.net

Signature:        Date:

* Blank spaces contained confidential information that has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.